UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                Washington D.C., 20549

                      Form 8-K/A

                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 28, 1996


            Commission file number 0-16734


                C.E.C. INDUSTRIES CORP.
  (Exact name of registrant as specified in charter)

        Nevada                                       87-0217252
   (State of other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                    Identification Number)

        23 Cactus Garden Drive, F-60
        Green Valley (Henderson), Nevada             89014
        (Address of Principal Executive Office)      (Zip Code)
                    (702) 436-2500
 (Registrant's Telephone Number, Including Area Code)

                      Copies To:
                     Gerald Levine
                      President
            23 Cactus Garden Drive, F-60
               Henderson, Nevada 89014
                    (702)893-4747

C.E.C. INDUSTRIES CORP.  PAGE 2


Item No. 1.   Changes in Control of Registrant.

        No events to report.

Item No. 2.   Acquisition or Disposition of Assets.

        On March 28, 1996, the Company entered into an Agreement to issue to O.T.S. Holdings, Inc., 8,660,000 shares of common restricted voting stock of C.E.C. Industries Corp. in exchange for: 100% of the issue and outstanding common shares of Basia Holdings, Inc., a Tennesee Corporation holding 9,000 acres of fee land with approximately 52,000,000 tons of minable low sulfer coal, 100% of the issued and outstanding shares of Mid-Nevada Art; and 100% of the Atlas Methane Development Corporation Gas and Mineral Lease, which leasehold's interests includes approximately 13,500 acres located in the Black Warrier Lagoon area of Alabama containing 31 billion cubic feet of methane reserves.

Item No. 3   Bankruptcy or Receivership.

        No events to report.

Item No. 4 Changes in Registrant's Certifying Accountant

        No events to report.

Item No. 5. Other Events.

        No events to report.

Item No. 6.  Resignation of Registrant's Directors.

             Effective March 28, 1996, the Company accepted the resignations of GEORGE A. MATTHEWS, DONALD J. STOECKLEIN and RONALD G.
STOECKLEIN as Directors of the Company.  GERALD LEVINE, MARIE
LEVINE and AL GREEN were appointed to the Board of Directors.

Item No. 7.  Financial Statement, Proforma Financial Information and
Exhibits.

        1. Agreement for the Exchange of Common Stock between O.T.S. Holdings, Inc. and C.E.C. Industries Corp. dated March 28, 1996.

C.E.C. INDUSTRIES CORP.  PAGE 3
                      SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.E.C. INDUSTRIES CORP.

By: /s/Gerald Levine                    Dated: April 19, 1996
      Gerald Levine, President

                      AGREEMENT
                      For the
              EXCHANGE OF COMMON STOCK
                       BETWEEN
                O.T.S. HOLDINGS, INC.
                         AND
C.E.C. INDUSTRIES CORP.

AGREEMENT, made this 28th day of March, l996 by and between O.T.S. Holdings, Inc., a Nevada Corporation hereinafter referred to as "O.T.S.", and C.E.C. INDUSTRIES CORP., a Nevada Corporation, hereinafter referred to as "CEC".

WHEREAS, O.T.S. represents One Hundred percent (100%) of the issued and outstanding common shares of Basia Holdings, Inc., a Tennessee corporation, ("Basia"); One Hundred Percent (l00%) of the issued and outstanding common shares of Mid-Nevada Art, Inc., a Nevada corporation, ("Mid-Nevada Art"); and l00% of Atlas Methane Development Corporation Oil and Mineral Leases as described in Exhibit A', attached hereto and incorporated herein by this reference, ("Atlas").

WHEREAS, O.T.S. is desirous of exchanging 100% of the outstanding stock of Basia for 2,309,333 shares of common stock of CEC; 100% of the outstanding stock of Mid-Nevada Art for 2,886,667 shares of common stock of CEC; and 100% of the Atlas leases for 3,464,000 shares of common stock of CEC; in a stock for stock exchange reorganization under IRC Section 368(a)(1)(B).

NOW, THEREFORE, in consideration of the mutual intentions, covenants and representations contained herein, the parties agree as follows:

                          ARTICLE I

1]      ISSUANCE OF SHARES.  Subject to all of the terms and conditions of this Agreement, CEC agrees to issue to O.T.S. Holdings, Inc. 8,660,000 shares of common restricted voting shares of CEC in exchange for ; 100% of the issued and outstanding common shares of Basia consisting of 2,000 shares, currently held by O.T.S. Holdings, Inc.; 100% of the issued and outstanding common shares of Mid-Nevada Art consisting of 25,000,000 shares currently held by O.T.S. Holdings, Inc.; and 100% of the Atlas Methane Development Corporation Gas and Mineral Lease described in Exhibit A'.

1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the common stock to be issued by Basia to CEC shall be exempt from the registration requirements of the Securities Act of 1933, as amended
(the "Act"), pursuant to section 4(2) and/or 3(b) of the Act and the rules and regulations promulgated thereunder.

                                 ARTICLE II

                             REPRESENTATIONS AND WARRANTIES OF BASIA

O.T.S. represents and warrants to CEC that:

2] ORGANIZATION.

  2.1.1 Basia is a corporation duly organized, validly existing, and in good standing under the laws of the State of Tennessee, has all necessary corporation powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where it's business requires qualification. O.T.S. Holdings, Inc. Owns 100% of the issued and outstanding stock of Basia.

  2.1.2 Mid-Nevada Art is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all necessary corporation powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where it's business requires qualification. O.T.S. Holdings, Inc. Owns 100% of the issued and outstanding stock of Mid-Nevada Art.

2.1.3 O.T.S. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all necessary corporation powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where it's business requires qualification. O.T.S. owns 100% of the Gas and Mineral Leases set forth in Exhibit A'.

2.2 DIRECTORS AND OFFICERS. The names and titles of all directors and officers of O.T.S. as of the dated of this Agreement:

Gerry Levine                President and Director
Marie Levine                Secretary/Treasurer and Director

2.3 FINANCIAL STATEMENTS. CEC has received O.T.S.'s audited financial statements as of 12/31/94, containing the audited balance sheet of O.T.S. and the related statements of operations, statements of stockholders' equity and changes in financial statements have been prepared in accordance with the generally accepted accounting principles and practices consistently followed by O.T.S. throughout the period indicated and fairly present the financial position of Basia, Mid-Nevada Art, and the Gas and Mineral Lease as of the date of the balance sheet included in the financial statements and the results of operations for the period indicated.

2.4 ABSENCE OF CHANGES. Since the date of the balance sheet there has been no material change in the financial condition or operations of O.T.S. as it relates to the above referenced assets, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

2.5 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of the balance sheet, Basia, Mid-Nevada Art, and the Gas and Mineral Lease properties did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or otherwise and wether due or become due, that is not reflected in such balance sheet.

2.6 COMPLIANCE WITH LAWS. O.T.S. has complied with and is not in violation of applicable federal, state and local laws, statutes and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting it's properties or the operation of it's business with are being transferred herein.

2.7 LITIGATION. Except as described herein, O.T.S. is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or to the best knowledge of O.T.S. threatened against or affecting the assets being transferred herein.

2.8 AUTHORITY. The board of directors of O.T.S. has authorized the execution of this Agreement and the consummation of transaction contemplated herein. O.T.S. has full power to deliver, execute and perform this Agreement and this Agreement is a valid, legal and binding obligation of O.T.S. and is enforceable in accordance with it's terms and conditions.

2.9 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by O.T.S. and the performance by O.T.S. of it's obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instruments, articles of incorporation, bylaws or other agreement or instrument to which O.T.S. is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of O.T.S. or (c) any event that would result in the creation or imposition of any event that would result in the creation or imposition on any lien, charge or encumbrance on any asset of O.T.S.

2.10 FULL DISCLOSURE. None of the representations and warranties made by O.T.S. herein, or in any exhibit, certificate or memorandum furnished or to be furnished by O.T.S. Or on it's behalf, contains or will contain any untrue statement of material fact the omission of which would be misleading.

2.11 ASSETS. Other than as described herein, or pursuant to the financial statements referenced, O.T.S. has good and marketable title to all of it's property free and clear of any and all liens, claims and encumbrances of any nature, form or description.

2.12 INDEMNIFICATION. O.T.S. agrees to defend and hold CEC harmless against and in respect of any and all claims, demands, loses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by O.T.S. To perform any of it's respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by O.T.S. under this Agreement.

                                 ARTICLE III

CEC represents and warrants to O.T.S. that:

3.1 ORGANIZATION. CEC is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to du business and is in good standing in each of the countries and\or states where it's business requires qualification.

3.2 CAPITAL. The authorized capital stock of CEC consists of 50,000,000 shares of common stock, $.05 par value, of which approximately 6,095,000 shares are currently issued and outstanding. In addition, there are 100,000,000 shares of preferred stock, $.001 par value authorized, of which approximately 4,400,000 are issued and outstanding. All of the issued and outstanding shares of CEC are duly and validly issued, fully paid and non-assessable.

3.3 DIRECTORS AND OFFICERS. The names and titles of all directors and officers of CEC as of the date of this Agreement:

George Matthews                  President and Director
Charles McHaffie                 Secretary/Treasurer and Director
Dwight Jory                      Director
Ralph Mann                       Director
Don Stoecklein                   Director
Ron Stoecklein                   Director

3.4 SUBSIDIARIES. As of the date hereof, CEC does have subsidiaries or own any interest in any other enterprise (wether or not such enterprise is a corporation) except as disclosed herein, or as set forth in the required reporting to the Securities and Exchange Commission.

3.5 FINANCIAL STATEMENTS. O.T.S. has been provided the audited financial statements of CEC as of March 31, 1995, in the form of a 10K, and the 10Qs filed for periods ending June 30, 1995, September 30, 1995, and December 31, 1995, containing the audited balance sheet of CEC and the related statements of operation, statements of stockholders' equity and changes in financial position for the period then ended. The financial statements have been prepared in accordance with the generally accepted accounting principals and practices consistently followed by CEC throughout the period indicated and fairly present the financial position of CEC, as of the date of the balance sheet included in the financial statements and the results of operations for the period indicated.

3.6 ABSENCE OF CHANGES. As of the date of the balance sheet included in the financial statements there have been no changes in the financial conditions or operations of CEC except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

3.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of this agreement CEC did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or other wise and whether due or to become due, that is not reflected in CEC balance sheet.

3.8 TAX RETURNS. Within the times and in the manner prescribed by the law, CEC has filed all federal, state and local tax returns required by law, or has filed proper extensions and has paid all taxes, assessments and penalties due and payable. There are no present disputes as to taxes of any nature payable by CEC.

3.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, O.T.S. and/or it's attorneys have had the opportunity to meet with CEC accountants and attorneys to discuss the financial condition of CEC.

3.10 COMPLIANCE WITH LAWS. CEC has complied with and is not in violation of applicable country, federal, state and local laws, statutes and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting it's properties or the operation of it's business.

3.11 LITIGATION. CEC is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or to the best knowledge of CEC threatened against or affecting
CEC or it's business, assets or financial condition other than the Softpoint class action suit and the Walters suit. CEC is not in default with respect to any order, writ injunction or decree of any country, federal, state, local or foreign court, department, agency or instrumentality. CEC is not engaged in any legal action to recover monies due to it at this time.

3.12 AUTHORITY. CEC has full power to deliver, execute and perform this Agreement and this Agreement is for purposes of setting forth the terms and conditions of an agreement between the parties herein.

3.13 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by CEC and the performance by CEC of it's obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter instruments, articles of incorporation, bylaws or other agreement or instrument to which O.T.S. is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of O.T.S. or (c) any event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of O.T.S.
3.14 FULL DISCLOSURE. None of the representations and warranties made by CEC herein, or in any exhibit, certificate or memorandum furnished or to be furnished by CEC or on it's behalf, contains or will contain any untrue statement of material fact the omission of which would be misleading.

3.16 ASSETS. CEC has good and marketable title to the CEC shares referenced above, free and clear of any and all liens, claims and encumbrances of any nature, form or description.

3.17 INDEMNIFICATION.  CEC agrees to defend and hold O.T.S.
harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by CEC to perform any of it's respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by CEC under this Agreement.

                               ARTICLE IV

                              COVENANTS

4.1 INVESTIGATIVE RIGHTS. From the date of this Agreement until the closing date on Tuesday, April 2, 1996, each party shall provide to the other party, and such other party's counsels, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advanced written notice to all of teach party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party any reasonable request.

4.2 CONDUCT OF BUSINESS. Prior to the closing, CEC and O.T.S., shall each conducts it's business in the normal course and shall not sell, pledge or assign any assets, without prior written approval of the other party, except in the regular course of business. CEC shall not amend or allow the amendment of O.T.S.'s articles of incorporation (except as described herein) or bylaws, declare dividends, redeem or sell stock or other securities, incur any additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than it's stated amount or enter into any other transaction other than in the regular course of business.

                                     ARTICLE V

                           CONDITIONS PRECEDENT TO CEC PERFORMANCE

5.1 CONDITIONS. CEC's obligations hereunder shall be subject to the satisfaction, at or before the closing, of all the conditions set forth in this
Article V. CEC may waive any or all of these conditions in whole or in part without any prior notice; provided however that no such waiver of a condition shall constitute a waiver by CEC of any other condition or any of CEC's other rights or remedies, at law or in equity, if O.T.S. shall be in default of any of their representation, warranties or covenants under this Agreement.

5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by O.T.S.
in this agreement or in any written statement that shall be delivered to CEC by O.T.S. under this Agreement shall be true and accurate on and as of the closing date as through made at that time.

5.3 PERFORMANCE. O.T.S. shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the closing date.

5.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or governmental body or authority, pertaining to the transaction contemplated by this Agreement or to it's consummation, shall have been instituted or threatened against O.T.S. in reference to the assets being transferred herein, on or before the closing date.

5.5 STOCK TRANSFER AT CLOSING.  Concurrent with closing, O.T.S.
shall deliver to CEC 2,000 shares of unregistered, restricted, common voting stock of Basia, 25,000,000 shares of Mid-Nevada Art, and the 100% Gas and Mineral Leases as described in Exhibit A'.

                                      ARTICLE VI

                CONDITIONS PRECEDENT TO O.T.S. PERFORMANCE

6.1 CONDITIONS. O.T.S.'s obligations hereunder shall be subject to the satisfaction, at or before the closing, of all the conditions set forth in this
Article VI. O.T.S. may waive any or all of these conditions in whole or in part without any prior notice; provided however that no such waiver of a condition shall constitute a waiver by O.T.S. of any other condition or any of O.T.S.'s other rights or remedies, at law or in equity, if CEC shall be in default of any of their representation, warranties or covenants under this Agreement.

6.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by CEC in this Agreement or in any written statement that shall be delivered to O.T.S. by CEC under this Agreement shall be true and accurate on and as of the closing date as though made at that time.

6.3 PERFORMANCE. CEC shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the closing date.

6.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or governmental body or authority, pertaining to the transaction contemplated by this Agreement or to it's consummation, shall have been instituted or threatened against CEC on or before the closing date.

6.5 FINANCIAL CONDITION OF CEC. On the closing date, the assets and liabilities of CEC shall not be significantly different than the amounts shown on it's balance sheet reviewed except for changes in the ordinary course of business. O.T.S. shall have been provided the opportunity to review the books and records of CEC, at a cost to O.T.S. Such audit to be completed prior to the closing date. Any delay in providing O.T.S.'s auditors or accountants with access to books and records as required by such auditors shall extend the time for performance by O.T.S. by the amount of time of such delay.

6.6 STOCK TRANSFER AT CLOSING. Concurrent with closing, CEC shall deliver to O.T.S., 8,660,000 shares of unregistered, restricted, common voting stock of CEC.

                               ARTICLE VII

                                               CLOSING

7.1 CLOSING. The closing of this transaction shall be held at the offices of O.T.S. or such other place as shall mutually be agreed upon, on the 2nd day of April, 1996, at 1:00 pm.

At the closing the following documents, in form reasonably acceptable to counsel to the parties or as set forth herein shall be delivered:

        7.2 By CEC:

        7.2.1 A letter to the transfer agent requesting the transfer of 8,660,000 shares of the common stock of CEC Industries, Corp.

        7.2.2 A corporate resolution signed by the recording secretary of the Board of Directors meeting of March 28,1996 authorizing the President to complete this transaction.

        7.3 By O.T.S.:

        7.3.1 A board of Directors resolution of O.T.S. authorizing this transaction.

        7.3.2 Stock Certificates representing the transfer of 100% of Basia Holdings, Inc., 100% of Mid-Nevada Art, Inc., and 100% of the Gas and Minerals Leases attached as Exhibit A'.

                                                   ARTICLE VIII

                                                                REMEDIES

8.1 DISPUTES. Any dispute that might arise over the enforcement, interpretation or execution of this Agreement and which is not amicably settled will be submitted to arbitration in (place) before a panel of arbitrators selected as follows: Within ten (10) days of demand by either party for arbitration, each party will select one (1) arbitrator and those two arbitrators will select a third arbitrator and those (3) three persons shall constitute a panel of arbitrators. The arbitrators will conduct the hearings on continuous business days, and their decisions will be majority vote. All costs of the arbitrators will be shared equally, but the arbitrators are authorized to award costs and counsel fees to the prevailing party, if necessary. All documents to be brought into evidence will be produced withing 10 days of notice of request for arbitration.

8.2 COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing part or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                                                             ARTICLE IX

                                                         MISCELLANEOUS

9.1 CAPTIONS AND HEADINGS. The Article and paragraph headings throughout this Agreement are for convenience and reference only and shall in no way be deemed to define, limit or add to the meaning of any provision of this agreement.

9.2 NO ORAL CHANGE. This Agreement and any provisions hereof, may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.3 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, provision or condition of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this agreement to be performed with the knowledge of the breach or failure of a covenant, provision or conditions hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party shall be construed as a waiver with respect to any other subsequent breach.

9.4 TIME OF ESSENCE. Time is the essence of this Agreement and of each and every provision hereof.

9.5 ENTIRE AGREEMENT.  This Agreement contains the entire
Agreement and understanding between the parties hereto and supersedes all prior agreement and understandings.

9.6 CHOICE OF LAW. This Agreement and it's application shall be governed by the laws of the State of Nevada.

9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if given personally on the party to whom notice is to be given or on the third day after mailing to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed.

9.9 BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this agreement.

9.10 EFFECT OF CLOSING. All representations, warranties, covenants and agreements of the parties contained in this Letter of Intent, or in any instrument, certificate, opinion or other writing provided for in it shall survive the closing of this Letter of Intent.

9.11 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.12 BROKERS. The parties hereto represent that a finder's fee in the sum of 866,000 shares of unregistered Rule 144 common stock of CEC is due Roger Ellsworth, concurrent with the closing of this transaction. Each of the parties hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of it's dealings, arrangements or agreements with any such broker or person.

9.13 ANNOUNCEMENTS. The parties will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

9.14 EXPENSES. Each party will pay it's own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

9.15 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and agreements of the parties set forth in this Agreement shall survive the Closing irrespective of any investigation made for or on the behalf of any party.

9.16 EXHIBITS. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for herein-above, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibit shall be immediately disclosed to the other party.

AGREED TO AND ACCEPTED as of the date first above written:

                                      O.T.S. Holding, Inc.

                                      By: /s/Gerald Levine
                                           Gerald Levine, President

                                      C.E.C. Industries Corp.

                                      By: /s/George Matthews
                                           George Matthews,President

      C.E.C. INDUSTRIES CORP. AND SUBSIDIARIES

         PROFORMA CONSOLIDATED BALANCE SHEET
                   March 31, 1996

ASSETS
                                                          1996
Current Assets
  Cash and Cash Equivalents (Note 1)                      $   3,276
  Restricted Cash (Note 11)                                 500,000
  Accounts Receivable                                       543,566
  Notes Receivable - Related Party (Note 5)
  Inventory (Notes 1 & 2)                                   181,199
  Other                                                      64,115
                                                          ---------

  Total Current Assets                                    1,292,156

Property and Equipment, at Cost (Note 1)
  Furniture and Equipment                                   148,478
  Less Accumulated Depreciation                             (89,213)
                                                         ----------

  Net Book Value                                             59,265

Other Assets
  Investment in Undeveloped Land (Note 11)                4,157,528
  Notes Receivable - Related Parties (Note 5)             1,380,000
  Accrued Interest Receivable - Related
    Parties (Note 5)                                         46,554
  Patents, at Cost (Net of Accumulated
  Amortization of $9,500 in 1996 and $3,190
    in 1995) (Note 1)                                       101,696
  Investment - Limited Partnership (Note 12)                300,000
  Artworks (Note 11 & 12)                                 1,747,199
  Coal Reserves (Note 11 & 12)                              800,000
  Oil and Gas Interests (Note 11 & 12)                    1,231,250
                                                         ----------

  Total Other Assets                                      9,764,227
                                                         ----------

Total Assets                                             $11,115,648
                                                         ===========

      C.E.C. INDUSTRIES CORP. AND SUBSIDIARIES

         PROFORMA CONSOLIDATED BALANCE SHEET
                   March 31, 1996

LIABILITIES AND STO CKHOLDERS' EQUITY

                                                      1996
Current Liabilities
  Accounts Payable                                   $     293,112
  Bank Overdraft                                            29,411
  Payroll Taxes Payable                                    119,422
  Notes Payable (Note 11)                                2,723,319
  Line of Credit (Note 11)                                 500,000
  Notes Payable - Related Parties (Note 11)                582,210
  Accrued Liability-Related Parties (Note 5)               125,788
  Accrued Liabilities - Other                              303,351
                                                      ------------

  Total Current Liabilities                              4,676,613

Commitments & Contingencies (Note 8)

Stockholders' Equity (Notes 6,7,10, & 12)
  Convertible Preferred Stock, Par Value
    $.001 Per Share, Authorized 100,000,000
    Shares, Issued 13,063,041 Shares in 1996
    and 725,000 Shares in 1995                              13,063

  Common Stock, Par Value $.05 Per Share,
    Authorized  50,000,000 shares;
    Issued and Outstanding, 15,671,795
    Shares in 1996 and 1,867,459 Shares
    in 1995                                                783,590

  Paid In Capital                                        9,315,554

  Retained Earnings - A Deficit                         (3,673,173)

  Treasury Stock, At Cost (0 Shares in
    1996 and 5,986 Shares in 1995)                      (        0)
                                                      ------------

Total Stockholders' Equity                                6,439,053
                                                     --------------

Total Liabilities and Stockholders' Equity               $11,115,648
                                                      ==============